UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

IANTHUS CAPITAL HOLDINGS, INC.

(Name of registrant in its charter)

British Columbia, Canada	000-56228	98-1360810
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 414

New York, NY 10170

(Address of principal executive offices)

(646) 518-9411

(Registrant’s telephone number)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On August 15, 2022, iAnthus Capital Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter 2022. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The information furnished in this section of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 11, 2022, the Company held its 2022 annual meeting of shareholders (the “Annual Meeting”). As of July 5, 2022, the record date for the Annual Meeting, there were 6,244,297,897 common shares outstanding and entitled to notice of and to vote at the Annual Meeting. A total of 5,458,212,656 common shares, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting, as set forth in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on July 14, 2022, are as follows:

Proposal 1. At the Annual Meeting, the Company’s shareholders approved a resolution setting the number of directors of the Company at six. The results of the vote approving the foregoing resolution were as follows:

For	Against	Abstain	Broker Non-Votes
5,455,939,421	138,185	0	2,135,050

Proposal 2. At the Annual Meeting, the Company’s shareholders approved the election of six directors nominees to serve as directors for a one-year term, to expire at the Company’s next annual meeting of shareholders or until their respective successors are duly elected or qualified. The results of the vote to elect the six directors nominees were as follows:

Directors	For	Against	Abstentions	Broker Non-Votes
Scott Cohen	5,455,750,671	0	326,935	2,135,050
Michelle Mathews-Spradlin	5,455,719,360	0	358,246	2,135,050
Alexander Shoghi	5,455,752,174	0	325,432	2,135,050
Marco D’Attanasio	5,455,753,347	0	324,259	2,135,050
Zachary Arrick	5,455,741,245	0	336,361	2,135,050
Kenneth W. Gilbert	5,455,768,344	0	309,262	2,135,050

Proposal 3. At the Annual Meeting, the Company’s shareholders approved the re-appointment of Marcum LLP (“Marcum”) as the Company’s auditor for the fiscal year ending December 31, 2022, and authorized the directors to fix Marcum’s remuneration. The results of the vote to re-appoint Marcum were as follows:

For	Against	Abstain	Broker Non-Votes
5,457,661,663	0	550,993	0

Item 8.01	Other Events.

On August 15, 2022, the Company issued a press release announcing the results of the Annual Meeting. A copy of the press release is attached hereto as Exhibit 99.2, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated August 15, 2022

99.2	Press release dated August 12, 2022

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IANTHUS CAPITAL HOLDINGS, INC.

Date: August 15, 2022	By:	/s/ Robert Galvin
Robert Galvin Interim Chief Executive Officer